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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 18, 2002
                                                         -----------------------

                              RUSSELL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Alabama                        0-1790                63-0180720
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 (State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)                File Number)        Identification No.)

3330 Cumberland Boulevard, Suite 800, Atlanta, Georgia   30339

and

755 Lee Street, Alexander City, Alabama                        35011-0272
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(Address of Principal Executive Offices)                       (Zip Code)


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Registrant's telephone number, including area code        (678) 742-8000
                                                                and
                                                          (256) 500-4000
                                                          ----------------------

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On April 18, 2002, Russell Corporation ("Russell") issued a press release announcing the completion of its previously announced refinancing. Highlights of Russell's new financial structure include (i) $325 million in Senior Secured Credit Facilities, including a five year $300 million Senior Secured Revolving Credit Facility and a five year $25 million Senior Secured Term Loan, and (ii) a $250 million 9.25% Senior Unsecured Notes due 2010. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         99.1     Press Release, dated April 18, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RUSSELL CORPORATION


Dated: April 18, 2002                      By:  /s/ ROBERT D. MARTIN
                                              ----------------------------------
                                              Name:    Robert D. Martin
                                              Title:   Chief Financial Officer





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                                  EXHIBIT INDEX

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
Exhibit No.       Description
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

99.1              Press Release, dated April 18, 2002

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